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                                                                    Exhibit 10.5


     AGREEMENT BETWEEN THE CALIFORNIA STUDENT AID COMMISSION AND US BANK NA AS TRUSTEE FOR STUDENT LOAN FINANCE CORPORATION RELATING TO THE GUARANTEE OF LOANS FOR ATTENDANCE AT EDUCATIONAL INSTITUTIONS

Parties

The California Student Aid Commission ("CSAC") is an agency of the State of California. Since 1978, CSAC has been a guarantee agency in the various programs created under the Higher Education Act (HEA) of 1965, as amended, and administered by the United States Department of Education relating to guaranteed loans for attendance at educational institutions.

US BANK NA AS TRUSTEE FOR STUDENT LOAN FINANCE CORPORATION ("Lender") is a lending institution desirous of making and acquiring loans having a CSAC guarantee.

Warranties

Lender warrants that it is eligible, as defined under the HEA, and will remain eligible to make or acquire any loan having a CSAC guarantee.

Lender warrants that any loan it makes or acquires having a CSAC guarantee will be a legally valid, legally binding, and legally enforceable obligation of the borrower pursuant to all applicable federal, state and local laws and regulations.

Agreement by Lender

In consideration of the agreements made by CSAC, Lender agrees to the following: that, respecting any loan it makes or acquires having a CSAC guarantee, it will comply with all applicable federal, state, and local laws and regulations including, but not limited to, the HEA, the Fair Debt Collection Practices Act, the Fair Credit Reporting Act and the Equal Credit Opportunity Act, as well as all applicable written policy and procedure documents issued by CSAC. Lender will, upon request, provide all documents created or maintained pursuant to the HEA. Lender agrees that for any failure of its warranties, responsibilities and/or representations made in this agreement the guarantee is void for all affected loans and it will indemnify and hold harmless CSAC from any resulting financial loss of any kind, including, but not limited to, the repurchase of any loans upon which a claim payment was made by CSAC.

Agreement by CSAC

In consideration of the warranties and agreements made by Lender, CSAC agrees to guarantee loans made and acquired by Lender within the parameters provided for under the HEA.

Incorporations by Reference

Any provision of federal, state, or local law or regulation which is required to be set forth in this agreement is hereby incorporated as though fully set forth.

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Severability of Provisions

The parties agree that the provisions of this agreement are severable, and that if any provision were declared judicially unenforceable all other provisions nevertheless remain in full force and effect.

CSAC Failure to Enforce Provisions of Agreement

The parties agree that any CSAC failure to enforce any provision of this agreement shall not in any way diminish the power of CSAC to enforce that provision subsequently.

Address and Federal Tax Number

The address of Lender is:

         US BANK NA AS TRUSTEE FOR STUDENT LOAN FINANCE CORPORATION
         PO BOX 5308
         SIOUX FALLS SD 57117-5308

The Employer Identification Number for Lender is 91-1819974

Signature:        Tom Steels                                8-8-01
            ------------------------------         ---------------------------
                                                   Date

Title:  CORPORATE TRUST OFFICER
        ----------------------------
Authorized representative of Lender

Signature:        /s/ R. Phillips                           8-29-01
            ------------------------------         ---------------------------
                                                   Date

Title:   R. Phillips, Chief Loan Program Oversight
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Authorized representative of CSAC

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